SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2003
                                                           -------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


               001-05767                               54-0493875
               ---------                               ----------
              (Commission                             (I.R.S. Employer
                File No.)                            Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                         Registrant's telephone number,
                              including area code:

                                 (804) 527-4000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are furnished as Exhibits to this Report.

Exhibit No.       Description of Exhibit
99.1              Press release issued April 2, 2003.
99.2              Financial Statements.

ITEM 9. REGULATION FD DISCLOSURE.

The following disclosure is being furnished pursuant to Item 12. Results of Operations and Financial Condition.

On April 2, 2003, Circuit City Stores, Inc. issued a press release announcing its fourth quarter and fiscal year 2003 results. The press release is attached hereto as Exhibit 99.1 and the financial statements, which were included in the press release,are attached hereto as Exhibit 99.2.








                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       CIRCUIT CITY STORES, INC.



                       By:  /s/Philip J. Dunn
                            ------------------------------------------------
                             Philip J. Dunn
                             Senior Vice President, Treasurer,
                             Corporate Controller and
                             Chief Accounting Officer



Date:    April 2, 2003